UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 16, 2016

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

814-00188	04-3291176
(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 16, 2016, Taxi Medallion Loan Trust III (the “Trust”), an indirect wholly-owned subsidiary of Medallion Financial Corp. (the “Company”), entered into an amendment (the “Amendment”) which amended the Loan and Security Agreement, dated December 12, 2008 (the “Credit Agreement”), by and among the Trust, Autobahn Funding Company LLC and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main. Under the terms of the Amendment, (i) various technical changes were implemented which improved the Trust’s flexibility under the credit facility and (ii) there are no further advances under the facility. The last advance under the facility was on January 4, 2016. The Company does not intend to increase the current size of its taxi medallion loan portfolio as it continues to diversify its portfolio and to expand in other areas of lending, such as Medallion Bank’s consumer loan portfolio which generated 80% of the earnings of the Company in 2015. Medallion Bank is the Company’s unconsolidated wholly-owned portfolio company.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Medallion Financial Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 17, 2016. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1. The following individuals were elected to the Company’s Board of Directors to serve as Class II Directors until the 2019 annual meeting of stockholders by the following votes:

NOMINEE	VOTES FOR	VOTES WITHELD	BROKER NON-VOTES
Andrew M. Murstein	9,253,212	676,014	11,643,570
Lowell P. Weicker, Jr.	8,241,067	1,517,159	11,814,570

2. The Company’s stockholders ratified the appointment of WeiserMazars LLP as the Company’s independent registered public accounting firm by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
20,799,520	554,025	219,250	0

3. The Company’s stockholders approved a non-binding advisory resolution to approve executive compensation by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
6,907,690	2,722,228	299,308	11,643,570

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Amendment No. 5 to Loan and Security Agreement, dated as of June 16, 2016, by and among Taxi Medallion Loan Trust III, Medallion Funding LLC, Medallion Financial Corp., Medallion Capital, Inc., Freshstart Venture Capital Corp., Autobahn Funding Company LLC, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
	Name:	Larry D. Hall
	Title:	Chief Financial Officer

Date: June 20, 2016

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 5 to Loan and Security Agreement, dated as of June 16, 2016, by and among Taxi Medallion Loan Trust III, Medallion Funding LLC, Medallion Financial Corp., Medallion Capital, Inc., Freshstart Venture Capital Corp., Autobahn Funding Company LLC, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.

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